[***] INDICATES THAT TEXT HAS BEEN OMITTED WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THIS TEXT HAS BEEN FILED SEPARATELY WITH THE SEC.

                                                                   EXHIBIT 10.20

                                  ADDENDUM TWO
                                     TO THE
                       LICENSE AND DISTRIBUTION AGREEMENT
                                     BETWEEN
                               DELL PRODUCTS L.P.
                                       AND
                             COMMVAULT SYSTEMS, INC.

This Addendum Two ("Addendum Two") to the Software License Agreement dated December 17, 2003 (the "Agreement"), is entered into by and between DELL PRODUCTS L.P. (HEREINAFTER "DELL") WITH ITS PRINCIPAL PLACE OF BUSINESS AT ONE DELL WAY, ROUND ROCK, TEXAS 78682, AND COMMVAULT SYSTEMS, INC., (HEREINAFTER "COMMVAULT") A DELAWARE CORPORATION HAVING A PRINCIPAL PLACE OF BUSINESS AT 2 CRESCENT PLACE, OCEANPORT, NEW JERSEY 07757 AND IS EFFECTIVE AS OF THE 30TH DAY OF OCTOBER, 2004 (THE "EFFECTIVE DATE").

                                    RECITALS

WHEREAS, COMMVAULT and Dell entered into the Agreement through which COMMVAULT granted Dell various rights to distribute certain COMMVAULT software products;

WHEREAS, the parties now desire to amend the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and COMMVAULT agree as follows:

Any capitalized terms defined in this Addendum are specific to this Addendum only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Addendum, the capitalized terms in this Addendum are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.

         1. The Pricing Supplement to the Agreement is hereby replaced in its entirety with the attached Exhibit B to this Addendum.

         2. [***]. Dell shall coordinate with CommVault support to ensure that customers who receive support and product updates are eligible for such services. CommVault's MSRP for annual maintenance contracts is [***] of product list price. Dell's cost to CommVault is [***] of software cost and reflected in the Exhibit B to this Addendum.

No other changes or modification are intended by this Addendum. All other terms and conditions of the Agreement are in effect.

IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives as of the date first set forth above.

COMMVAULT SYSTEMS INC.                        DELL PRODUCTS L.P.

By:    /s/ David R. West                      By:    /s/ Joseph Kanicki
   -----------------------------------           -------------------------------
Name:  David R. West                          Name:  Joe Kanicki
     ---------------------------------             -----------------------------
Title: VP Business Development                Title: Sr. Manager -- WWSP
      --------------------------------              ----------------------------
Date:  11/15/2004                             Date:  11/22/2004
     ---------------------------------             -----------------------------

                                    EXHIBIT B
                               PRICING SUPPLEMENT
                        TO THE SOFTWARE LICENSE AGREEMENT
                           BETWEEN DELL PRODUCTS L.P.
                           AND COMMVAULT SYSTEMS INC.


                                                                                                              DELL SW   1 YR. UPDATE
SKU          SKU DESCRIPTION                                            [***]      [***]    MSRP    DISCOUNT  COST      PROTECTION
------       --------------------------------------------------------   -----      -----  --------- -------- ---------  -----------
                                                                                   [***]
SKU1         CommServe                                                  [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
SKU2         WINDOWS/LINUX/NETWARE Media Agent (SAN or LAN)
               with 1 OS IDA                                            [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
SKU3         LAN Drive Pack with SLMS (per drive)                       [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
SKU4         LAN Drive Pack with DDS and SLMS (per drive)               [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
SKU5         DDO:  direct to disk option (per media agent)              [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
SKU6         OS IDA WINDOWS/NETWARE/UNIX                                [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
SKU7         Application IDA-WINDOWS                                    [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
SKU8         OS IDA-UNIX                                                [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
SKU9         Tier I UNIX Media Agent (SAN or LAN) with 1 OS IDA         [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
SKU10        Tier II UNIX Media Agent (SAN or LAN) with 1 OS IDA        [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
SKU11        Tier I Application IDA-UNIX                                [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
SKU12        Tier II Application IDA-UNIX                               [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
SKU13        Upgrade key to unlock GalaxyExpress to Galaxy                         [***]  $   [***]   [***]  $   [***]  $    [***]

SKU14        GalaxyExpress Server Suite includes:                       [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
                GalaxyExpress (key code upgrade capability to Galaxy)
                1 Windows or Storage Server 2003 MediaAgent included
                Single tape drive support (no library support)
                5 FS Agents (can purchase more FS agents from list
                  above) for Windows, UNIX, Linux or Novell
                May purchase Windows Application Agents from above
                Max 10 total clients (agents)

SKU15        GalaxyExpress Automation Suite includes:                   [***]      [***]  $   [***]   [***]  $   [***]  $    [***]
                GalaxyExpress (key code upgrade capability to Galaxy)
                1 Windows, Storage Server 2003, Linux or Novell
                  MediaAgent included Media Agent supports a maximum
                  of one 6-drive library
                5 FS Agents (can purchase more FS agents from list
                  above) for Windows, UNIX, Linux or Novell
                Max 10 total clients (agents) inclusive of coupon for
                  1 Windows Application IDA
                (may purchase more Windows (only) application agents
                  from list above)

SKU16        Exchange Management Pak (EMP) (includes 25 CAL's)                            $   [***]   [***]  $   [***]  $    [***]

SKU17        Bundle of 25 Client Access Licenses for EMP                                  $   [***]   [***]  $   [***]  $    [***]

SKU18        Archiving and Compliance Pak (ACP) (includes 25 CAL's)                       $   [***]   [***]  $   [***]  $    [***]

SKU19        Bundle of 25 Client Access Licenses for ACP                                  $   [***]   [***]  $   [***]  $    [***]